UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2010

TradeStation Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	000-31049	650977576
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8050 SW 10th Street, Suite 4000, Plantation, Florida		33324
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 652-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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On June 1, 2010, TradeStation Group, Inc. (the “Company”) held its 2010 Annual Meeting of Shareholders. Of the 40,995,308 shares of common stock of the Company entitled to vote at the meeting, 33,782,180 were present at the Annual Meeting in person or by proxy.

The following directors were elected at the meeting: Denise Dickins, Michael W. Fipps, Nathan D. Leight, Salomon Sredni and Charles F. Wright. In addition, the shareholders approved the Company’s Nonemployee Director Incentive Stock Plan (the “Plan”) and ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010. The voting results for each proposal are set forth below.

The proposal to elect each of the nominees named below to serve as a director until the Company’s next annual meeting of shareholders was approved with the election of each by the affirmative vote of a plurality of the total voting power of the shares present in person or represented by proxy and entitled to vote at the meeting. There were 1,253,880 broker non-votes as to this proposal.

Nominee:	Votes For:	Votes Withheld:
Denise Dickins	30,401,357	2,126,943
Michael W. Fipps	31,966,932	561,368
Nathan D. Leight	30,402,757	2,125,543
Salomon Sredni	31,530,127	998,173
Charles F. Wright	30,401,457	2,126,843

The proposal to approve the Plan was approved by the majority of votes cast. There were 19,872,391 votes for the proposal, 12,649,347 votes against the proposal, 6,562 abstentions and 1,253,880 broker non-votes. In connection with this proposal, the Company’s management issued a letter to one of its shareholders agreeing to have a discussion with the Company’s Board of Directors at a regularly scheduled Board meeting within the next twelve months regarding amending the Plan to explicitly state that options cannot be repriced under the Plan and providing for a minimum vesting period of one year for all full value awards granted under the Plan.

The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010 was approved by the majority of votes cast. There were 33,414,798 votes for the proposal, 360,929 votes against the proposal and 6,453 abstentions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeStation Group, Inc.

June 2, 2010	By:	David H. Fleischman

Name: David H. Fleischman
Title: Chief Financial Officer